Parker Hannifin Corporation Quarterly Earnings Release 3rd Quarter FY 2009 April 16, 2009 Exhibit 99.2

Slide 2
Forward-Looking Statements
Forward-Looking Statements:
Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. All statements regarding future performance, earnings projections, events or developments are forward-looking statements. It is possible that the future performance and earnings projections of the company and individual segments may differ materially from current expectations, depending on economic conditions within its mobile, industrial and aerospace markets, and the company's ability to maintain and achieve anticipated benefits associated with announced realignment activities, strategic initiatives to improve operating margins, actions taken to combat the effects of the current recession, and growth, innovation and global diversification initiatives. A change in economic conditions in individual markets may have a particularly volatile effect on segment results. Among the other factors which may affect future performance are: changes in business relationships with and purchases by or from major customers or suppliers, including delays or cancellations in shipments or significant changes in financial condition; uncertainties surrounding timing, successful completion or integration of acquisitions; threats associated with and efforts to combat terrorism; uncertainties surrounding the ultimate resolution of outstanding legal proceedings, including the outcome of any appeals; competitive market conditions and resulting effects on sales and pricing; increases in raw material costs that cannot be recovered in product pricing; the company’s ability to manage costs related to employee retirement and health care benefits and insurance; and global economic factors, including manufacturing activity, air travel trends, currency exchange rates, difficulties entering new markets and general economic conditions such as inflation, deflation, interest rates and credit availability. The company makes these statements as of the date of this disclosure, and undertakes no obligation to update them.

Slide 3
Non-GAAP Financial Measure
This presentation reconciles sales amounts reported in accordance with U.S. GAAP to sales amounts adjusted to remove the effects of acquisitions made within the prior four quarters as well as the effects of currency exchange rates on sales. The effects of acquisitions and currency exchange rates are removed to allow investors and the company to meaningfully evaluate changes in sales on a comparable basis from period to period.

Slide 4 Discussion Agenda CEO 3 Quarter Highlights Key Performance Measures & Outlook Questions & Answers CEO Closing Comments rd

Slide 5
Third Quarter & YTD Highlights
Q3 FY09:
Cash Flow/Sales Increased Sequentially to 11.6%
Capital Expenditures/Sales Decreased to 2.2%
YTD FY09:
Cash Flow YTD of $716 Million (8.8% of Sales)
Inventory/Sales Reduced to 12.4% (In Line with
FY08)

Slide 6 Financial Highlights Diluted Earnings per Share 3 Quarter $1.49 $.33 $2.81 $4.05 $.00 $.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 Q3 FY09 Q3 FY08 FY09 YTD FY08 YTD rd

Slide 7
Influences on 3
rd
Quarter Earnings
Diluted Earnings Per Share Decreased as a Result of:
Lower Sales (26%) Due To A Recession Driven Decline In Most
Markets
Realignment Expenses of $25M
Inventory Reductions of $184M
Higher Interest Expense
Higher Other Expense Related to Parker ITR Legal Proceedings:
$36M
Offset by:
Lower Corporate, General and Administrative Expenses
Lower Tax Expense Due to Decreased Income and Lower Effective
Tax Rate
Gain From Insurance Settlement of $12M
Fewer Shares Outstanding

Slide 8
rd
Financial Highlights
Sales – 3 Quarter and YTD as of March 31
Dollars in millions
FY2009
%
Change
FY2008 FY2009
%
Change
FY2008
Sales
As reported 2,345 $ (26.3)% 3,183 $   8,098 $   (8.0)% 8,799 $
Acquisitions 146        4.6% 450          5.1%
Currency (218)      (6.9)% (338)         (3.9)%
Adjusted Sales 2,417 $ (24.0)% 7,986 $   (9.2)%
3rd Quarter Year To Date

Slide 9 Influences on Sales Positives: Aerospace Acquisitions Negatives: Global recession Currency

Slide 10
Segment Reporting
Industrial North America
Dollars in millions
Sales
As reported
Acquisitions
Currency
Adjusted Sales
Operating Margin
As reported
% of Sales
FY2009
%
Change
FY2008 FY2009
%
Change
FY2008
857 $   (21.2)% 1,087 $  2,957 $  (4.1)% 3,084 $
79 7.2% 241 7.8%
(20) (1.8)% (38) (1.2)%
798 $   (26.6)% 2,754 $  (10.7)%
73 $      148 $     341 $      445 $
8.5% 13.6% 11.5% 14.4%
Year To Date 3rd Quarter

Slide 11
Segment Reporting
Industrial International
Dollars in millions
FY2009
%
Change
FY2008 FY2009
%
Change
FY2008
Sales
As reported 837 $    (37.8)% 1,346 $   3,103 $   (14.4)% 3,624 $
Acquisitions 67          5.0% 191          5.2%
Currency (176)      (13.1)% (262)         (7.2)%
Adjusted Sales 946 $    (29.7)% 3,174 $   (12.4)%
Operating Margin
As reported 38 $       217 $      356 $       576 $
  % of Sales 4.6% 16.1% 11.5% 15.9%
3rd Quarter Year To Date

Slide 12
Segment Reporting
Aerospace
Dollars in millions
FY2009
%
Change
FY2008 FY2009
%
Change
FY2008
Sales
As reported 480 $   2.1% 470 $     1,432 $  7.9% 1,328 $
Acquisitions 18 1.4%
Currency (8) (1.7)% (12) (0.9)%
Adjusted Sales 488 $   3.8% 1,426 $  7.4%
Operating Margin
As reported 66 $      68 $        203 $      178 $
% of Sales 13.7% 14.5% 14.2% 13.4%
3rd Quarter Year To Date

Slide 13
Segment Reporting
Climate & Industrial Controls
Dollars in millions
FY2009
%
Change
FY2008 FY2009
%
Change
FY2008
Sales
As reported 171 $    (38.9)% 280 $      606 $       (20.5)% 762 $
Acquisitions
Currency (15)         (5.3)% (25)           (3.3)%
Adjusted Sales 186 $    (33.6)% 631 $       (17.2)%
Operating Margin
As reported (7) $        18 $         (5) $          39 $
  % of Sales (4.3)% 6.5% (0.8)% 5.1%
3rd Quarter Year To Date

Slide 14
Parker Order Rates
Excludes Acquisitions & Currency
3-month year-over-year comparisons of total dollars, except Aerospace
Aerospace is calculated using a 12-month moving average
FY09 FY08
MAR DEC MAR DEC
Total Parker 34% - 20% - 9% +    10% +
Industrial North America 35% - 18% - 2% +    4% +
Industrial International 41% - 28% - 11% +  16% +
Aerospace 12% - 2% +   28% +  19% +
Climate & Industrial Controls 36% - 28% - 1% - 6% -
Three Month Rolling at Period End

Slide 15 Balance Sheet Summary Cash Working capital - Inventory - Accounts receivable - Accounts payable

Slide 16 Strong Cash Flow Cash from Operating Activities 3 rd Quarter Year to Date $864 $716 $0 $60 $120 $180 $240 $300 $360 $420 $480 $540 $600 $660 $720 $780 $840 $900 FY09 FY08 11.6% Q3 $272M

Slide 17
Financial Leverage
Debt to Debt Equity
36.8%
16.0%
18.0%
20.0%
22.0%
24.0%
26.0%
28.0%
30.0%
32.0%
34.0%
36.0%
38.0%
40.0%
42.0%
FY00 FY01 FY02 FY03 FY04 FY05 FY06 FY07 FY08 FY09 YTD
36.8%
Debt to Debt Equity
(35.2% net Debt)

Slide 18
FY 2009  Earnings Outlook Assumptions
Segment Sales & Operating Margins
FY 2009 Sales change versus FY 2008
Industrial North America
(13.4)% -- (13.2)%
Industrial International
(22.7)% -- (22.5)%
Aerospace
2.3% -- 2.5%
Climate & Industrial Controls
(26.8)% -- (26.6)%
FY 2009 Operating margin percentages
Industrial North America
10.7% -- 11.0%
Industrial International
9.5% -- 9.9%
Aerospace
13.4% -- 13.7%
Climate & Industrial Controls
(.7)% -- (.1)%

Slide 19
FY 2009 Earnings Outlook Assumptions
below Operating Margin
Corporate Admin (5%)  to  (20%)  vs. FY 2008
Interest Expense + 20%  to + 6%   vs. FY 2008
Other Expense (Inc.)  (40%)  to  + 5%  vs. FY 2008
Tax Rate 27%

Slide 20 Earnings Outlook – FY09 Low High Diluted earnings per share $2.95 $3.15

Slide 21 Questions & Answers...

Appendix Income Statements 3 Quarter FY2009 3 Quarter YTD FY2009 rd rd

Slide 23
Income Statement – 3 Quarter
Dollars in millions
% of Sales % of Sales
Net Sales
2,344.7 $  100.0% 3,182.5 $  100.0%
Cost of sales 1,908.6 81.4% 2,447.2 76.9%
Gross profit 436.1 18.6% 735.3 23.1%
S, G & A 318.0 13.6% 347.0 10.9%
Interest expense 28.4 1.2% 25.5 .8%
Other expense (income), net 27.2 1.1% 5.0 .2%
Income before taxes 62.5 2.7% 357.8 11.2%
Income taxes 9.1 .4% 102.4 3.2%
Net income
53.4 $        2.3% 255.4 $     8.0%
FY 2009 FY 2008
rd

Slide 24
rd
Income Statement – 3   Quarter YTD
Dollars in millions
% of Sales % of Sales
Net Sales
8,098.1 $  100.0% 8,798.9 $  100.0%
Cost of sales 6,367.3 78.6% 6,763.7 76.9%
Gross profit 1,730.8 21.4% 2,035.2 23.1%
S, G & A 987.9 12.2% 990.9 11.3%
Interest expense 86.8 1.0% 74.0 .8%
Other expense (income), net 39.0 .5% (1.4) (.0)%
Income before taxes 617.1 7.7% 971.7 11.0%
Income taxes 158.1 2.0% 274.8 3.1%
Net income
459.0 $      5.7% 696.9 $     7.9%
FY 2009 FY 2008